UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2000


                         LUCAS EDUCATIONAL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



     Delaware                          0-24374                 62-1690722
-------------------              -----------------          -------------
(State or other jurisdiction     (Commission                (I.R.S. Employer
 of incorporation)                File Number)               Identification No.)



                        P.O. Box 789, Templeton, CA 93465
                        ---------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (805) 434-9633

Item 1.       Changes in Control of Registrant
              --------------------------------

On March 24, 2000, Lucas Educational Systems, Inc. ('Registrant") completed a private placement and management restructuring to enable it to actively pursue its business of marketing and distributing proprietary memory enhancement products developed by its founder, ex-NBA all-pro Jerry Lucas. A total of $1,400,000 was raised through an offering of 89,974 shares of Series A Convertible Preferred Stock that was sold to a group of accredited investors. Proceeds of the offering, which is anticipated to convert to 9 million shares of common stock on the one year anniversary of the transaction, will be used to commence marketing and distribution activities to establish the Company as a provider of memory training techniques and related educational products. Applications of these products range from teaching adults to speak Spanish and memorize names and faces, to providing children's educational products and Bible study aids.

Registrant hired Jeffrey R. Gullo of Plano, Texas as President and Chief Executive Officer to lead Registrant from its development stage. Mr. Lucas will remain as the company's chief spokesperson and Chairman of the Board of Directors. The Board, in its entirety, now consists of Messrs. Lucas, Gullo, and Mr. J.D. Young, an outside representative appointed by the Series A investor class.

Under the terms of Mr. Gullo's Employment Agreement, he received 2,385,000 shares of common stock at a price of $0.061 per share of which 1,130,000 were vested upon closing the offering and 1,255,000 will be forfeitable if all actions to enable the Registrant to process and fill orders via the Internet, call center and fax are not taken by March 1, 2001. He also received nonqualified stock options under the Company's 2000 Executive Stock Incentive Plan to purchase a total of 5,430,000 shares for $0.061 per share over 48 months or sooner upon achieving certain financial goals.

Registrant also entered into an Employment Agreement with Mr. Lucas which granted to him nonqualified options to purchase 2,000,000 shares of common stock at $0.061 per share, over 48 months or sooner upon achieving certain financial goals. The Registrant also obtained the right to acquire additional intellectual property rights from Mr. Lucas upon the issuance of options to purchase 1,500,000 shares of common stock for $0.061 per share.

Following conversion of the Series A Convertible Preferred Stock and exercise of all the foregoing options, the ownership of Registrant would be as follows:

                                              Shares                     Percent
                                              ----------                 -------
              Jerry Lucas                     11,545,000                 35.2%
              Jeffrey Gullo                    7,815,000                 23.8%
              Series A Investors               9,000,000                 27.5%
              Public                           4,408,619                 13.5%
                                              ----------                 -----
                                              32,768,619                100.0%

Item 7.       Financial Statement and Exhibits
              --------------------------------


              (b)      Exhibits

               1.   Employment Agreement with Jeffrey R. Gullo

               2.   Employment Agreement with Jerry R. Lucas

               3.   Amendment to Licensing and Royalty Agreement

               4. Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock

               5.   2000 Employee Stock Option Plan

               6.   2000 Executive Stock Incentive Plan




                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LUCAS EDUCATIONAL SYSTEMS, INC.



                                            By: /s/ Jeffrey R. Gullo
                                               ---------------------
                                                    Jeffrey R. Gullo, President


Dated: March 29, 2000

                                 INDEX EXHIBITS

     1.   Employment Agreement with Jeffrey R. Gullo

     2.   Employment Agreement with Jerry R. Lucas

     3.   Amendment to Licensing and Royalty Agreement

     4. Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock

     5.   2000 Employee Stock Option Plan

     6.   2000 Executive Stock Incentive Plan

                              EMPLOYMENT AGREEMENT

         This Employment Agreement is entered into as of the 22nd day of March, 2000, between Lucas Educational Systems, Inc. (hereinafter referred to as "Employer"), and Jeffrey R. Gullo (hereinafter referred to as "Employee").

         In consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

         1. Employment. Employer agrees to employ Employee and Employee agrees to serve Employer to perform such duties as may be appointed from time to time by the Board of Directors of the Employer. The Employee's employment shall be upon the terms and conditions hereinafter set forth. During the term of this Agreement, Employee shall be engaged as the President and Chief Executive Officer. Employee's powers and duties in those capacities to be those as set forth in the Bylaws of Employer and the powers and duties customary to such position in similar companies. The Employee shall report to the Board of Directors of the Employer and shall become a member of the Board of Directors of Employer. If Employee is elected or appointed with the Employee's consent to an office with any of Employer's subsidiaries or affiliates during the term of this Agreement, the Employee will serve in such capacity or capacities without additional compensation.

         2. Term.  The  employment  of Employee  hereunder  and this  Employment
Agreement   shall  commence  the  date  hereof  and  shall  continue  in  effect indefinitely until terminated pursuant to Section 7 hereof.

         3. Extent of Services. Employee shall devote Employee's entire productive time, attention, knowledge and skills solely to the business and interest of Employer, and Employer shall be entitled to all of the benefits and profits arising from the work, services and advice of Employee. Employee shall not, during the term of this Agreement, directly or indirectly render any services of a business, commercial or professional nature to any other person or organization, whether for compensation or otherwise, and whether or not such other person or organization competes with the business of Employer, without the prior written consent of Employer. However, Employee shall be free to spend time during non-business hours on matters of market investment by himself and members of his family.

         4. Conformity to Employer's Systems and Procedures. Employee agrees to follow, obey and observe all of the rules, regulations, policies, procedures and systems of Employer, to observe the workdays and hours as specified by Employer, to work for the best interest of Employer in the business in which it is engaged, and to strive to further the goodwill and professional standing of Employer with its clients, customers and the public generally, to attend to the duties of employment hereunder regularly and not to be absent therefrom except on account of illness or other conditions beyond the control of Employee.

         5. Compensation.

                  5.1 Base Salary. Employer will pay Employee during the Employee's term of service hereunder compensation for the Employee's services (sometimes hereinafter referred to as the "Base Salary"), in the amount of $10,000 per month. Employee's salary will be reviewed at least annually and adjustments made as Employer may determine.

                  5.2 Bonus. An annual bonus of up to 100% of base salary will be paid annually within 90 days after the end of Employer's fiscal year, upon achieving the following targeted amounts of earnings before deduction for interest, taxes, depreciation and amortization ("EBITDA") during each fiscal year during the term of this Agreement (or partial year thereof):

            Annual Fiscal                               Bonus Percentage
                 EBITDA                                  of Base Salary
            ---------------------                       ----------------

            Less than $250,000                                -0-
            $250,000-$749,999                                 25%
            $750,000-$1,249,999                               50%
            $1,250,000-$1,749,999                             75%
            more than $1,750,000                              100%

         The bonus formula shall be subject to review by the Board of Directors from time to time.

                  5.3 Stock Awards. Employee shall receive grants of Employers Common Stock and options to purchase same as follows:

                           5.3.1 Employer shall issue a total of 2,385,000 shares upon execution hereof (based upon the number of shares outstanding on March 1, 2000, referred to herein as "pre-split shares,"), subject to the risk of forfeiture, as follows:

                           (i) 1,130,000 shares will be issued upon execution of
                  this Agreement, subject to forfeiture if the closing of an offering of $1,400,000 of Employer's Series A Convertible Preferred Stock does not occur on or before May 1, 2000; and

                           (ii) 1,255,000 shares will be issued upon execution of this Agreement, subject to forfeiture if all actions to enable the Employer to be ready to receive and fill live orders via the Internet, call center and inbound fax lines are not taken by March 1, 2001; a determination of such readiness will be made by the unanimous approval of the Board of Directors.

                           5.3.2 Employer shall issue to Employee a Stock Option
                  Agreement to acquire up to 5,430,000 shares of common stock for an exercise price of $0.061, for an exercise period of ten years, exercisable upon the occurrence of the following vesting events:

                           (i) 1,575,000 shares shall vest upon the first to occur of 48 months of consecutive employment under this Agreement or when the Employer shall report cumulative gross revenue of $2,000,000;

                           (ii) 1,900,000 shares shall vest upon the first to occur of 48 months of consecutive employment under this Agreement or the Company shall report quarterly gross revenue of $1,250,000; and

                           (iii) 1,955,000 shares shall vest upon the passage of
                  36 months of consecutive employment under this Agreement.

                  5.4 Withholding. Employer and Employee each recognize and acknowledge that Employer is obligated to withhold payroll taxes from the salary of Employee, and that Employee shall receive compensation after deduction of all payroll taxes which Employer is required by law to withhold from the compensation of Employee.

         6. Expenses. During the term of employment provided for herein, Employer shall pay or reimburse Employee, in accordance with its standard policy in effect from time to time, upon submission of vouchers by the Employee for all reasonable expenses incurred by the Employee in the interest of Employer's business.

         7. Termination.

                  7.1 Termination Events. Subject to the provisions of Paragraph
         7.2 of this Section, this Agreement shall terminate:

                  7.1.1 Upon death of Employee.

                  7.1.2 At the option of the Employer if Employee shall become disabled and remain disabled for a period of six (6) months. Disability shall be defined as Employee's inability through illness or other cause to perform his normal work load as measured by the twelve (12) months preceding the commencement of such disability. During such disability, Employee shall be compensated in accordance with Employer's standard policy regarding disability.

                  7.1.3 Upon mutual agreement.

                  7.1.4 At any time at the option of Employee.

                  7.1.5. At the Employer's option for any good cause. For purposes of this Section, "good cause" for termination shall mean: (a) the conviction of Employee of any act involving moral turpitude, or (b) any material breach by Employee of any of the terms of, or the failure to perform any covenant contained in, this Agreement.

                  7.1.6. By the Employee for "Good Reason." For purposes of this Agreement, "Good Reason" shall mean the occurrence after a Change in Control of any of the events or conditions described in Subsections (1) through (9) hereof:

                  (1)      a change in the Employee's status, title, position or
                           responsibilities         (including         reporting
                           responsibilities) which, in the Employee's reasonable judgment, represents an adverse change from his status, title, position or responsibilities as in effect immediately prior thereto; the assignment to the Employee of any duties or responsibilities which, in the Employee's reasonable judgment, are inconsistent with his status, title, position or responsibilities; or any removal of the Employee from or failure to reappoint or reelect him to any of such offices or positions, except in connection with the termination of his employment pursuant to Sections 7.1.1, 7.1.2, 7.1.3, 7.1.4 or 7.1.5, other than Good
                           Reason;

                  (2) a reduction in the Employee's base salary or any failure to pay the Employee any compensation or benefits to which he is entitled within five days of the date due;

                  (3) a failure to increase the Employee's base salary at least annually at a percentage of base salary no less than the average percentage increases (other than increases resulting from the Employee's promotion) granted to the Employee during the three full years ended prior to a Change in Control (or such lesser number of full years during which the Executive was employed);

                  (4) the Employer's requiring the Employee to be based at any place outside 50 miles from the Employee's place of business on the date hereof, except for reasonably required travel on the Employer's business;

                  (5) the failure by the Employer to (a) continue in effect (without reduction in benefit level, and/or reward opportunities) any material compensation or employee benefit plan in which the Employee was participating immediately prior to the Change in Control, unless a substitute or replacement plan has been implemented which provides substantially identical compensation and benefits to the Employee or (b) provide the Employee with compensation and benefits, in the aggregate, at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each other compensation or employee benefit plan, program and practice as in effect at any time within ninety (90) days preceding the Change in Control Date or at any time thereafter;

                  (6) the insolvency or the filing (by any party, including the Employer) of a petition for the bankruptcy of the Employer;

                  (7) any material breach by the Employer of any provisions of this Agreement;

                  (8)      any   purported   termination   of   the   Employee's
                           employment for Cause by the Company which does not comply with the terms of Section 7.1.5.; or

                  (9) the failure of the Employer to obtain an agreement, satisfactory to the Employee, from any successor or assign of the Employer to assume and agree to perform this Agreement.

         Any event or condition described in Section 7.1.6 (1)-(9) which occurs prior to a Change in Control but which the Employee reasonably demonstrates (a) was at the request of a third party who had indicated an intention or taken steps reasonably calculated to effect a Change in Control (a "Third Party"), or
(b) otherwise arose in connection with, or in anticipation of a Change in Control, shall constitute Good Reason for purposes of this Agreement notwithstanding that it occurred prior to the Change in Control. The Executive's right to terminate his employment pursuant to Section 7.1.6 shall not be affected by his incapacity due to physical or mental illness.

                  7.1.7. For any reason other than those set forth in Sections 7.1.1., 7.1.2., 7.1.3., 7.1.4, 7.1.5 or 7.1.6, upon giving Employee 60 days advance notice, or, in lieu thereof, 60 days severance pay.

         7.2 Consequences of Termination.

                  7.2.1. Upon termination by mutual agreement under Section 7.1.3, by the Employee under Section 7.1.4., or for good cause under
         Section 7.1.5, the Employee shall be paid all salary prorated to the date of termination.

                  7.2.2 Upon termination under Section 7.1.1., 7.1.2., 7.1.6. or 7.1.7, Employee(or his estate) shall be entitled to receive (1) severance compensation in lieu of any further compensation after the termination date in a single payment in cash in an amount equal to one year of the Employee's base salary at the highest rate in effect at any time subsequent to the 90th day prior to the termination date; and (2) for eighteen (18) months, the Employer's current cost sharing shall continue on behalf of the Employee and his dependents and beneficiaries in regard to the life insurance, disability, medical, dental and hospitalization benefits provided to the Employee at any time during the 90-day period prior to the termination date.

         The amounts provided for in Section 7.2 shall be paid within five days after the Employee's Termination Date. The Employee shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Employee in any subsequent employment. The severance pay and benefits provided for in Sections
7.2.4 shall be in lieu of any other severance pay to which the Executive may be entitled under any Company severance plan, program or arrangement.

         8. Trade Secrets and Confidential Information. During the term of this Agreement, Employee will have access to customer lists and compilations of information and records specific to and regularly used in the operation of the business of Employer. Employee acknowledges that such information constitutes valuable and confidential information of the Employer. Employee shall not disclose any of the aforesaid private company secrets, directly or indirectly, nor use them in any way, either during the term of this Agreement or after termination of employment. All files, records, electronic and magnetic files, documents, specifications, equipment and similar information relating to the business of Employer, whether prepared by Employee or otherwise coming into Employee's possession, shall remain the exclusive property of Employer and shall not be removed from the premises of Employer except as shall be necessary for Employee to perform Employee's duties under this Agreement. Upon termination of this Agreement for any reason, Employee will deliver all such materials in his possession and all copies thereof to Employer.

         9. Work Product. All elements of proprietary products and intellectual property developed by Employee during the term of this Agreement shall constitute "Exploited Property" under the terms of the Licensing and Royalty Agreement dated August 13, 1997 between the Employer and the Licensor named therein. Any copyrights, trademarks, tradenames or service marks relating to products developed by Employee shall be owned by Licensor and registered in the name of Licensor and shall be subject to the License.

         10. Restrictive Covenants. In consideration of the provision to Employee of the Employer's trade secrets and confidential information, and in order to protect the rights of Employer to its trade secrets, confidential information, and client relationships, the Employee hereby agrees as follows:

                  10.1 Employee agrees that during a period of two (2) years following any termination of employment, Employee shall not be an officer, director, employee, agent or representative, or an owner of more than five percent (5%) of the outstanding capital stock of any corporation, or an owner of any interest in, or employee, agent or representative of, any other form of business association, sole proprietorship or partnership that solicits, hires (whether or not solicited) or otherwise attempts to induce any employees, agents or representatives of Employer to terminate their position as employee, agent or representative therewith.

                  10.2 Employee agrees that, during the term of this Agreement and for a period of two (2) years following termination for any reason, Employee shall not, directly or indirectly by being an officer, director, employee, agent, representative or consultant, or a record or beneficial owner of more than five percent of the outstanding capital stock of any corporation or an owner of any interest in, or employee of, any other form of business association, sole proprietorship or partnership, conduct a business in competition with the business conducted by Employer on the date of termination.

                  10.3 In the event that any adjudicative body shall finally hold that this Section 10 constitutes an unreasonable restriction upon Employee, the parties hereby expressly agree that the provisions of this Section 10 shall not be rendered void, but shall apply as to time and territory or to such other extent as such body may indicate constitutes a reasonable restriction under the circumstances involved.

         11. Arbitration. Any controversy between the parties to this Agreement involving the construction or application of any of the terms, covenants or conditions of this Agreement or arising out of any section hereof or any condition in connection with the termination of employment, shall, on the written request of one party served on the other, be submitted to binding arbitration in Dallas, Texas, and such arbitration shall comply with and be governed by the Commercial Arbitration Rules of the American Arbitration Association. Each party hereto shall appoint one person as an arbitrator within 30 days after service of the request for arbitration, and the two arbitrators so chosen shall select a third impartial arbitrator with fifteen days of the date on which the second arbitrator is selected. The arbitrators shall decide all questions presented to them by majority vote. The decision of a majority of the arbitrators shall be final and conclusive on all parties hereto. The expenses of arbitration conducted pursuant to this Section shall be borne by the parties in such proportions as the arbitrators may decide. All parties shall be entitled to be represented by counsel of their choosing throughout the arbitration proceedings.

         12. General Provisions.

                  12.1 Notice. Any notice required or permitted to be given under this Agreement shall be sufficient if in writing and sent by certified mail by Employer to the residence of Employee, or by Employee to Employer's principal office.

                  12.2 Assignability. This Agreement and the rights, interests and benefits hereunder shall not be assignable or in any way alienated by Employee. Employer shall have the right of assignment and transfer of its rights hereunder to any successor to the majority of its assets and any such successor shall be bound by the terms hereof.

                  12.3 Waiver of Breach. The waiver by Employer or Employee of a breach of any provisions of this Agreement by the other shall not operate or be construed as a waiver of any subsequent breach.

                  12.4 Entire Agreement. This instrument contains the entire agreement of the parties. It may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

                  12.5 Attorneys' Fees. In the event that there shall be any litigation or court proceeding with respect to this Agreement or the obligations of the parties hereunder, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs from the other party.

                  12.6  Governing  Law.  This  Employment   Agreement  shall  be
         governed by the laws of the State of Texas.

                  12.7 Survival. Sections 5.4, 7, 8, 9, 10, 11 and 12 shall survive the termination of this Agreement and remain applicable to and enforceable against Employer, Employee, and their respective heirs, personal representatives, successors and assigns.

                  12.8 Definition of Change in Control. For purposes of this Agreement, a "Change in Control" shall mean any one or more of the following events:

                  (a) An acquisition (other than directly from the Employer) of any voting securities of the Employer (the "Voting Securities") by any "Person" (the term person is used for the purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the Employer's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or trust forming a part thereof) maintained by (A) the Employer or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Employer (for purposes of this definition, a "Subsidiary" (ii) the Employer or its
                  Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

                  (b) The Individuals who, as of the date of this Agreement, are members of the Board (the "Incumbent Board"), cease to constitute at least two-third of the members of the Board. Provided, however, that if after the election, or nomination for election by the Employer's common stockholders, if any new director was approved by a vote of at least two-thirds of the

                  Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                  (c)  Approval by stockholders of the Employer of:

                           (1) a merger, consolidation or reorganization involving the Employer, unless such a merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Employer where:

                                            (i)   the    stockholders   of   the
                                    Employer,  immediately  before such  merger,
                                    consolidation   or    reorganization,    own
                                    directly or indirectly immediately following
                                    such      merger,      consolidation      or
                                    reorganization, seventy percent (70%) of the
                                    combined  voting  power  of the  outstanding
                                    Voting   Securities   of   the   corporation
                                    resulting from such merger or  consolidation
                                    or     reorganization     (the    "Surviving
                                    Corporation")  in  substantially   the  same
                                    proportion as their  ownership of the Voting
                                    Securities immediately before such merger, consolidation or reorganization,

                                            (ii)   the   individuals   who  were
                                    members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-third of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and

                                            (iii) no Person  other  than (a) the
                                    Employer,   (b)  any  Subsidiary,   (c)  any
                                    employee  benefit plan (or any trust forming
                                    a part thereof)  maintained by the Employer,
                                    the   Surviving   Company,   the   Surviving
                                    Corporation,  or any Subsidiary,  or (d) any
                                    Person  who,   immediately   prior  to  such
                                    merger,  consolidation or reorganization had
                                    Beneficial  Ownership of  fifty-one  percent

                                    (51%) or more of the then outstanding Voting
                                    Securities,   has  Beneficial  Ownership  of
                                    fifty-percent (51%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities.

                           (2)      A   plan   of   complete    liquidation   or
                                    dissolution of the Company, or

                           (3) An agreement for the sale or other disposition of all or substantially all of the assets of the Employer to any Person (other than a transfer to a Subsidiary):

                  (d) Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Employer which, by reducing the number of shares Beneficially Owned by Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Employer, and after such share acquisition by the Employer, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

         IN WITNESS WHEREOF, Employer has caused this Employment Agreement to be executed in its corporate name by its corporate officers thereunto duly authorized, and Employee has executed this Employment Agreement.

                                    EMPLOYEE:

                                                   /s/  Jeffrey R. Gullo
                                                   ------------------------
                                                        Jeffrey R. Gullo

                                               Lucas Education Systems, Inc.:


                                               By: /s/  Jerry R. Lucas
                                                   ------------------------
                                                        Jerry R. Lucas, Chairman

                              EMPLOYMENT AGREEMENT

         This Employment Agreement is entered into as of the 22nd day of March, 2000, between Lucas Educational Systems, Inc. (hereinafter referred to as "Employer"), and Jerry R. Lucas (hereinafter referred to as "Employee").

         In consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

         1. Employment. Employer agrees to employ Employee and Employee agrees to serve Employer to perform such duties as may be appointed from time to time by the Board of Directors or the Chief Executive Officer of the Employer. The Employee's employment shall be upon the terms and conditions hereinafter set forth. During the term of this Agreement, Employee shall be engaged as the Chairman of the Board of Directors. Employee's powers and duties in those capacities to be those as set forth in the Bylaws of Employer and the powers and duties customary to such position in similar companies. The Employee shall report to the Board of Directors and the Chief Executive Officer of the Employer and shall remain a member of the Board of Directors of Employer. If Employee is elected or appointed with the Employee's consent to an office with any of Employer's subsidiaries or affiliates during the term of this Agreement, the Employee will serve in such capacity or capacities without additional compensation.

         2. Term.  The  employment  of Employee  hereunder  and this  Employment
Agreement   shall  commence  the  date  hereof  and  shall  continue  in  effect indefinitely until terminated pursuant to Section 7 hereof.

         3. Extent of Services. Employee shall devote Employee's entire productive time, attention, knowledge and skills solely to the business and interest of Employer, and Employer shall be entitled to all of the benefits and profits arising from the work, services and advice of Employee. Employee shall not, during the term of this Agreement, directly or indirectly render any services of a business, commercial or professional nature to any other person or organization, whether for compensation or otherwise, and whether or not such other person or organization competes with the business of Employer, without the prior written consent of Employer. However, Employee shall be free to spend time during non-business hours on matters of market investment by himself and members of his family.

         4. Conformity to Employer's Systems and Procedures. Employee agrees to follow, obey and observe all of the rules, regulations, policies, procedures and systems of Employer, to observe the workdays and hours as specified by Employer, to work for the best interest of Employer in the business in which it is engaged, and to strive to further the goodwill and professional standing of Employer with its clients, customers and the public generally, to attend to the duties of employment hereunder regularly and not to be absent therefrom except on account of illness or other conditions beyond the control of Employee.

         5. Compensation.

         5.1 Base Salary. Employer will pay Employee during the Employee's term of service hereunder compensation for the Employee's services (sometimes hereinafter referred to as the "Base Salary"), in the amount of $8,000 per month. Employee's salary will be reviewed at least annually and adjustments made as Employer may determine.

         5.2 Royalty Payments. Employee is entitled to receive royalty payments pursuant to the terms of that certain Licensing and Royalty Agreement dated August 13, 1997 (the "License") previously executed between Employer and Employee. Payments of royalties shall be in lieu of any bonus or other compensation to Employee.

         5.3 Stock Awards. Employee shall receive options to purchase Employer's Common Stock as follows:


                  5.3.1 Employer shall issue to Employee a Stock Option Agreement to acquire up to 2,000,000 shares (based upon the number of shares outstanding on March 1, 2000, referred to herein as "pre-split shares") for an exercise price of $0.061, for a period of ten years, upon the occurrence of the following vesting events:

                  (i) 1,000,000 shares shall vest upon the first to occur of 48 months of consecutive employment under this Agreement, or when the Employer reports $2,000,000 of cumulative gross revenue; and

                  (ii) 1,000,000 shares of Common Stock upon the first to occur of 48 months of consecutive employment under this Agreement or when the Employer shall report quarterly gross revenue of $1,250,000.

                  5.3.2 Employer shall have the option for a period of five years to issue to Employee ten year options to purchase 1,500,000 shares of Common Stock at an exercise price of $0.061 upon notification to Employee that it has implemented the Amendment to License Agreement in the form attached as Exhibit A to this Agreement.

         5.4 Withholding. Employer and Employee each recognize and acknowledge that Employer is obligated to withhold payroll taxes from the salary of Employee, and that Employee shall receive compensation after deduction of all payroll taxes which Employer is required by law to withhold from the compensation of Employee.

         6. Expenses. During the term of employment provided for herein, Employer shall pay or reimburse Employee, in accordance with its standard policy in effect from time to time, upon submission of vouchers by the Employee for all reasonable expenses incurred by the Employee in the interest of Employer's business.

         7. Termination.

         7.1 Termination Events. Subject to the provisions of Paragraph 7.2 of this Section, this Agreement shall terminate:

                  7.1.1 Upon death of Employee.

                  7.1.2 At the option of the Employer if Employee shall become disabled and remain disabled for a period of six (6) months. Disability shall be defined as Employee's inability through illness or other cause to perform his normal work load as measured by the twelve (12) months preceding the commencement of such disability. During such disability, Employee shall be compensated in accordance with Employer's standard policy regarding disability.

                  7.1.3 Upon mutual agreement.

                  7.1.4 At any time at the option of Employee, including in the event of any default by Employer under the License.

                  7.1.5. At the Employer's option for any good cause. For purposes of this Section, "good cause" for termination shall mean: (a) the conviction of Employee of any act involving moral turpitude, or (b) any material breach by Employee of any of the terms of, or the failure to perform any covenant contained in, this Agreement.

                  7.1.6. By the Employee for "Good Reason." For purposes of this Agreement, "Good Reason" shall mean the occurrence after a Change in Control of any of the events or conditions described in Subsections (1) through (9) hereof:

                  (1)      a change in the Employee's status, title, position or
                           responsibilities         (including         reporting
                           responsibilities) which, in the Employee's reasonable judgment, represents an adverse change from his status, title, position or responsibilities as in effect immediately prior thereto; the assignment to the Employee of any duties or responsibilities which, in the Employee's reasonable judgment, are inconsistent with his status, title, position or responsibilities; or any removal of the Employee from or failure to reappoint or reelect him to any of such offices or positions, except in connection with the termination of his employment pursuant to Sections 7.1.1, 7.1.2, 7.1.3, 7.1.4 or 7.1.5, other than Good
                           Reason;

                  (2) a reduction in the Employee's base salary or any failure to pay the Employee any compensation or benefits to which he is entitled within five days of the date due;

                  (3) a failure to increase the Employee's base salary at least annually at a percentage of base salary no less than the average percentage increases (other than increases resulting from the Employee's promotion) granted to the Employee during the three full years ended prior to a Change in Control (or such lesser number of full years during which the Executive was employed);

                  (4) the Employer's requiring the Employee to be based at any place outside 50 miles from the Employee's place of business on the date hereof, except for reasonably required travel on the Employer's business;

                  (5) the failure by the Employer to (a) continue in effect (without reduction in benefit level, and/or reward opportunities) any material compensation or employee benefit plan in which the Employee was participating immediately prior to the Change in Control, unless a substitute or replacement plan has been implemented which provides substantially identical compensation and benefits to the Employee or (b) provide the Employee with compensation and benefits, in the aggregate, at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each other compensation or employee benefit plan, program and practice as in effect at any time within ninety (90) days preceding the Change in Control Date or at any time thereafter;

                  (6) the insolvency or the filing (by any party, including the Employer) of a petition for the bankruptcy of the Employer;

                  (7) any material breach by the Employer of any provisions of this Agreement;

                  (8)      any   purported   termination   of   the   Employee's
                           employment for Cause by the Company which does not comply with the terms of Section 7.1.5.; or

                  (9) the failure of the Employer to obtain an agreement, satisfactory to the Employee, from any successor or assign of the Employer to assume and agree to perform this Agreement.

         Any event or condition described in Section 7.1.6 (1)-(9) which occurs prior to a Change in Control but which the Employee reasonably demonstrates (a) was at the request of a third party who had indicated an intention or taken steps reasonably calculated to effect a Change in Control (a "Third Party"), or
(b)  otherwise  arose in  connection  with,  or in  anticipation  of a Change in

Control, shall constitute Good Reason for purposes of this Agreement notwithstanding that it occurred prior to the Change in Control. The Executive's right to terminate his employment pursuant to Section 7.1.6 shall not be affected by his incapacity due to physical or mental illness.

                  7.1.7. For any reason other than those set forth in Sections 7.1.1., 7.1.2., 7.1.3., 7.1.4, 7.1.5 or 7.1.6, upon giving Employee 60 days advance notice or in lieu thereof, 60 days severance pay.

                  7.2 Consequences of Termination.

                           7.2.1.  Upon  termination by mutual  agreement  under
                  Section 7.1.3, by the Employee under Section 7.1.4., or for good cause under Section 7.1.5, the Employee shall be paid all salary prorated to the date of termination.

                           7.2.2 Upon termination under Section 7.1.1.,  7.1.2.,
                  7.1.6. or 7.1.7, Employee(or his estate) shall be entitled to receive (1) severance compensation in lieu of any further compensation after the termination date in a single payment in cash in an amount equal to one year of the Employee's base salary at the highest rate in effect at any time subsequent to the 90th day prior to the termination date; and (2) for eighteen (18) months, the Employer's current cost sharing shall continue on behalf of the Employee and his dependents and beneficiaries in regard to the life insurance, disability, medical, dental and hospitalization benefits provided to the Employee at any time during the 90-day period prior to the termination date.

         The amounts provided for in Section 7.2 shall be paid within five days after the Employee's Termination Date. The Employee shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Employee in any subsequent employment. The severance pay and benefits provided for in Sections
7.2.4 shall be in lieu of any other severance pay to which the Executive may be entitled under any Company severance plan, program or arrangement.

         8. Trade Secrets and Confidential Information. During the term of this Agreement, Employee will have access to customer lists and compilations of information and records specific to and regularly used in the operation of the business of Employer. Employee acknowledges that such information constitutes valuable and confidential information of the Employer. Employee shall not disclose any of the aforesaid private company secrets, directly or indirectly, nor use them in any way, either during the term of this Agreement or after termination of employment. All files, records, electronic and magnetic files, documents, specifications, equipment and similar information relating to the business of Employer, whether prepared by Employee or otherwise coming into Employee's possession, shall remain the exclusive property of Employer and shall not be removed from the premises of Employer except as shall be necessary for Employee to perform Employee's duties under this Agreement. Upon termination of this Agreement for any reason, Employee will deliver all such materials in his possession and all copies thereof to Employer.

         9. Work Product. All elements of proprietary products and intellectual property developed by Employee during the term of this Agreement shall constitute "Exploited Property" under the License. Any copyrights, trademarks, tradenames or service marks relating to products developed by Employee shall be owned by Employee and registered in the name of Employee and shall be subject to the License.

         10. Restrictive Covenants. In consideration of the provision to Employee of the Employer's trade secrets and confidential information, and in order to protect the rights of Employer to its trade secrets, confidential information, and client relationships, the Employee hereby agrees as follows:

                  10.1 Employee agrees that during a period of two (2) years following any termination of employment, Employee shall not be an officer, director, employee, agent or representative, or an owner of more than five percent (5%) of the outstanding capital stock of any corporation, or an owner of any interest in, or employee, agent or representative of, any other form of business association, sole proprietorship or partnership that solicits, hires (whether or not solicited) or otherwise attempts to induce any employees, agents or representatives of Employer to terminate their position as employee, agent or representative therewith.

                  10.2 Employee agrees that, during the term of this Agreement and for a period of two (2) years following termination for any reason, Employee shall not, directly or indirectly by being an officer, director, employee, agent, representative or consultant, or a record or beneficial owner of more than five percent of the outstanding capital stock of any corporation or an owner of any interest in, or employee of, any other form of business association, sole proprietorship or partnership, conduct a business in competition with the business conducted by Employer on the date of termination.

                  10.3 During the term of this agreement, Employee shall not engage in any outside employment. Direct product sales that have been made during live appearances under the License will be transitioned out under the following terms: (i) all outside sales will be curtailed when Employee's royalty payments have exceeded $250,000 and at any time in which the company continues on an annualized run rate to exceed that amount; (ii) outside sales beyond Employee's current inventory will be restricted to products purchased in advance and directly from the company at a markup of 25% over cost; and (iii) all outside sales are restricted to that which is purchased and transferred to the end user, for personal use, while Employee is physically on site. To the extent that other, non-company related appearances such as public speaking and pro-am golf tournaments do not interfere with Employee's ability to perform his company duties, the board will not seek to restrict such activities.

                  10.4 In the event that any adjudicative body shall finally hold that this Section 10 constitutes an unreasonable restriction upon

         Employee, the parties hereby expressly agree that the provisions of this Section 10 shall not be rendered void, but shall apply as to time and territory or to such other extent as such body may indicate constitutes a reasonable restriction under the circumstances involved.

         11. Arbitration. Any controversy between the parties to this Agreement involving the construction or application of any of the terms, covenants or conditions of this Agreement or arising out of any section hereof or any condition in connection with the termination of employment, shall, on the written request of one party served on the other, be submitted to binding arbitration in Dallas, Texas, and such arbitration shall comply with and be governed by the Commercial Arbitration Rules of the American Arbitration Association. Each party hereto shall appoint one person as an arbitrator within 30 days after service of the request for arbitration, and the two arbitrators so chosen shall select a third impartial arbitrator with fifteen days of the date on which the second arbitrator is selected. The arbitrators shall decide all questions presented to them by majority vote. The decision of a majority of the arbitrators shall be final and conclusive on all parties hereto. The expenses of arbitration conducted pursuant to this Section shall be borne by the parties in such proportions as the arbitrators may decide. All parties shall be entitled to be represented by counsel of their choosing throughout the arbitration proceedings.

         12. General Provisions.

                  12.1 Notice. Any notice required or permitted to be given under this Agreement shall be sufficient if in writing and sent by certified mail by Employer to the residence of Employee, or by Employee to Employer's principal office.

                  12.2 Assignability. This Agreement and the rights, interests and benefits hereunder shall not be assignable or in any way alienated by Employee. Employer shall have the right of assignment and transfer of its rights hereunder to any successor to the majority of its assets and any such successor shall be bound by the terms hereof.

                  12.3 Waiver of Breach. The waiver by Employer or Employee of a breach of any provisions of this Agreement by the other shall not operate or be construed as a waiver of any subsequent breach.

                  12.4 Entire Agreement. This instrument contains the entire agreement of the parties. It may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

                  12.5 Attorneys' Fees. In the event that there shall be any litigation or court proceeding with respect to this Agreement or the obligations of the parties hereunder, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs from the other party.

                  12.6  Governing  Law.  This  Employment   Agreement  shall  be
         governed by the laws of the State of Texas.

                  12.7 Survival.  Sections  5.3.3,  5.4., 7, 8, 9, 10, 11 and 12
         shall survive the termination of this Agreement and remain applicable to and enforceable against Employer, Employee, and their respective heirs, personal representatives, successors and assigns.

                  12.8 Definition of Change in Control. For purposes of this Agreement, a "Change in Control" shall mean any one or more of the following events:

                  (a) An acquisition (other than directly from the Employer) of any voting securities of the Employer (the "Voting Securities") by any "Person" (the term person is used for the purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the Employer's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or trust forming a part thereof) maintained by (A) the Employer or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Employer (for purposes of this definition, a "Subsidiary" (ii) the Employer or its
                  Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

                  (b) The Individuals who, as of the date of this Agreement, are members of the Board (the "Incumbent Board"), cease to constitute at least two-third of the members of the Board. Provided, however, that if after the election, or nomination for election by the Employer's common stockholders, if any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                  (c)  Approval by stockholders of the Employer of:

                           (1) a merger, consolidation or reorganization involving the Employer, unless such a merger, consolidation or reorganization is a "Non-Control

                           Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Employer where:

                                    (i)  the   stockholders   of  the  Employer,
                           immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, seventy percent (70%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                                    (ii) the individuals who were members of the
                           Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-third of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and

                                    (iii) no Person other than (a) the Employer,
                           (b) any Subsidiary, (c) any employee benefit plan (or any trust forming a part thereof) maintained by the Employer, the Surviving Company, the Surviving Corporation, or any Subsidiary, or (d) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifty-one percent (51%) or more of the then outstanding Voting Securities, has Beneficial Ownership of fifty-percent (51%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities.

                           (2) A plan of complete liquidation or dissolution of the Company, or

                           (3) An agreement for the sale or other disposition of all or substantially all of the assets of the Employer to any Person (other than a transfer to a Subsidiary):

                  (d) Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Employer which, by reducing the number of shares Beneficially

                  Owned by Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Employer, and after such share acquisition by the Employer, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

         IN WITNESS WHEREOF, Employer has caused this Employment Agreement to be executed in its corporate name by its corporate officers thereunto duly authorized, and Employee has executed this Employment Agreement.

                                    EMPLOYEE:

                                             /s/  Jerry R. Lucas
                                              -------------------
                                                  Jerry R. Lucas

                                             Lucas Education Systems, Inc.:


                                        By:  /s/  Jeffrey R. Gullo
                                             ----------------------
                                                  Jeffrey R. Gullo, President

                             AMENDMENT TO LICENSING

                              AND ROYALTY AGREEMENT

         Amendment dated March 22, 2000 to that certain Licensing and Royalty Agreement (the "License") dated August 13, 1997, between Lucas Educational Systems, Inc. ("Licensee") and Jerry R. Lucas and Cheri W. Lucas ("Licensor").

         A. Upon notification from Licensee to Licensor that it elects to implement the provisions of this Amendment, Licensee shall issue to Licensor 1,500,000 shares of Licensee's Common Stock (as adjusted for any splits or combinations after March 1, 2000) under Licensee's 2000 Stock Option Plan and the following amendment shall become effective:

                  1. Section 1.1of the License is amended and replaced in its entirety by the following provision:

                           1.1 Licensor hereby grants, assigns and sets over unto Licensee, and Licensee hereby accepts, the exclusive right, license and privilege (the "Licensee"), as applicable, to develop, produce, manufacture, print, market, sell, license, lease, rent, exhibit, broadcast, distribute and otherwise exploit Licensor's Property throughout the world (the "Territory") for a term commencing upon the date hereof and ending on December 31, 2096 (the "Term") unless sooner terminated pursuant to Section 3.2, below. The License is subject to all terms and conditions hereof, each of which shall operate as express conditions precedent to the License. Included within the License is the right to exploit those existing products enumerated on Schedule "A" hereto and to develop and exploit those products currently in development and enumerated on Schedule "B" hereto and to exploit those characters and songs enumerated on Schedule "C" hereto. Notwithstanding the foregoing, Licensor reserves to itself and excludes from the License (i) personal endorsements by Jerry Lucas personally or as Dr. MemoryTM or by his family, and (ii) the right to produce and exploit a daily syndicated newspaper column tentatively known as "Remember This."

                  2. Any provision of the License that purports to require Licensor's consent or approval to any use of the Exploited Property shall be satisfied and deemed approved or given if such use is approved by the Board of Directors of Licenses.

                  3. Existing Section 11.4 is renumbered as Section 11.5, and a new Section 11.4 is added to read as follows:

                  11.4 Licensee shall be in default under the Employment Agreement between Licensee and Jerry R. Lucas dated the date hereof, and such default shall continue for 30 days after Mr. Lucas has given notice to Licensee of such default and such default remains uncured.

         B. General

                  1. Employment Agreement. The License shall be read together with the Employment Agreement.


                  2. Arbitration. Any controversy between the parties to this Amendment or the License involving the construction or application of any terms, covenants or conditions of this Agreement or arising out of any section hereof shall, on the written request of one party served on the other, be submitted to binding arbitration in Dallas, Texas, and such arbitration shall comply with and be governed by the Commercial Arbitration Rules of the American Arbitration Association. Each party hereto shall appoint one person as an arbitrator within 30 days after service of the request for arbitration, and the two arbitrators so chosen shall select a third impartial arbitrator within fifteen days of the date on which the second arbitrator is elected. The arbitrators shall decide all questions presented to them by majority vote. The decision of a majority of the arbitrators shall be final and conclusive on all parties hereto. The expenses of arbitration conducted pursuant to this Section shall be borne by the parties in such proportions as the arbitrators may decide. All parties shall be entitled to be represented by counsel of their choosing throughout the arbitration proceedings.

                  3. Entire Agreement. This instrument and the License contain the entire agreement of the parties. It may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

                  4. Other Provisions. In all other respects, the License shall remain in effect, unaltered by this Amendment.

                                SIGNATURES FOLLOW


                                               /s/ Jerry R. Lucas
                                                   -----------------
                                                   Jerry R. Lucas


                                               /s/ Cheri W. Lucas
                                                   -----------------
                                                   Cheri W. Lucas



                                                 Lucas Educational Systems, Inc.


                                               By:  /s/ Jeffrey R. Gullo
                                                    ---------------------
                                                   Jeffrey R. Gullo, President

                         LUCAS EDUCATIONAL SYSTEMS, INC.

                  Certificate of Designations, Preferences and
                            Rights of Preferred Stock

                     By Resolution of the Board of Directors

          I, Jeffrey R. Gullo, President and Secretary of Lucas Educational Systems, Inc., a corporation organized and existing under the Delaware General Corporation Law (the "Act"), in accordance with the provisions of Section 151(g) of the Act, DO HEREBY CERTIFY:

         That, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation (or an amendment thereto) of said Corporation, said Board of Directors, at a meeting duly held on March 24, 2000, adopted a resolution providing for the issuance of a series of Ninety Thousand (90,000) shares of Series A Convertible Preferred Stock, which resolution is as follows:

                  RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of its Certificate of Incorporation, a series of Preferred Stock of the Corporation is hereby created, such series of Preferred Stock to be designated Series A Convertible Preferred Stock, to consist of 90,000 shares with a par value of $0.001 per share and to have such rights, preferences and other features as set forth on Exhibit A to these minutes.

         IN WITNESS WHEREOF, said Lucas Educational Systems, Inc. has caused its corporate seal to be hereunto affixed and this certificate to be signed by Jeffrey R. Gullo, its President and Secretary this 24th day of March, 2000.

                                               /S/ Jeffrey R. Gullo
                                               -------------------------------
                                                   Jeffrey R. Gullo, President



                                               /S/ Jeffrey R. Gullo
                                               -------------------------------
                                                   Jeffrey R. Gullo, Secretary

STATE OF TEXAS           ss.
                         ss.
COUNTY OF DALLAS         ss.

         On March 24, 2000 personally appeared before me, a Notary Public, Jeffrey R. Gullo, President and Secretary of Lucas Educational Systems, Inc., who acknowledged that they executed the above instrument on behalf of said corporation.



                                               /S/  Linda Supulski
                                               ---------------------------------
                                                   Notary Public, State of Texas

                                    EXHIBIT A

                            SERIES A PREFERRED STOCK

          1. Lucas Educational Systems, Inc. (the "Company") establishes a series of Preferred Stock pursuant to the authority contained in the Certificate of Incorporation of the Company, to be known as Series A Convertible Preferred Stock, par value $0.001 per share.

          2. There shall be authorized the issuance of 90,000 shares of Series A Convertible Preferred Stock.

          3. The issue price of Series A Convertible Preferred Stock shall be $15.56 per share, (the "Issue Price") issuable in exchange for cash.

          4. No dividend shall be payable on Series A Convertible Preferred Stock unless and until declared by the Board of Directors.

          5. In the event of any dissolution, liquidation or winding up of the Company, whether voluntarily or involuntarily, the holders of Series A
Convertible Preferred Stock, without any preference among them, shall be entitled to receive in cash out of the assets of the Company, whether capital or surplus or otherwise, before any distribution of the assets shall be made to the holders of Common Stock, an amount equal to the aggregate Issue Price of their shares, together, in all cases, with unpaid declared dividends, if any, to the date fixed for such payment. After payment to the holders of the Series A Convertible Preferred Stock of the full preferential amounts hereinbefore provided for, the holders of Series A Convertible Preferred Stock will have no other rights or claims to any of the remaining assets of the Company, either upon distribution of such assets or upon dissolution, liquidation or winding up. The sale of all or substantially all of the property of the Company to, or the merger, consolidation or reorganization of the Company into or with, any other company, or the purchase or redemption by the Company of any shares of any class of its Preferred Stock or its Common Stock or any other class of its stock shall not be deemed to be a distribution of assets or a dissolution, liquidation or winding up for the purposes of this paragraph.

          6. So long as full dividends on all outstanding shares of Series A Convertible Preferred Stock for all dividend periods have been paid or declared and set apart for payment and subject to any applicable requirements of Texas law, then following satisfaction of such conditions, the Company may, at its option, any time after April 1, 2002, to the extent not therefore converted into Common Stock, redeem the whole or any part of the shares of Series A Preferred Stock, and the redemption price thereof shall be equal to the Issue Price of the shares so redeemed, plus the amount of unpaid dividends, if any, to the date of such redemption. The Company may only redeem outstanding shares of Series A Preferred Stock after giving each record holder of Series A Preferred Stock at such holder's last address, as shown on the records of the Company, at least twenty (20), but not more than fifty (50), days' notice thereof in writing by mail, postage prepaid. Except as may be limited herein, all such redemptions of Series A Preferred Stock shall be effected in accordance with any procedure for redemptions set forth in the Act. Shares of Series A Convertible Preferred Stock which are redeemed shall be restored to the status of authorized but unissued shares.

          On or before the date fixed for redemption, the Company, if it elects to call such shares for redemption, shall provide for payment of a sum sufficient to redeem the shares called for redemption either (1) by setting aside the sum, separate from its other funds, in trust for the benefit of the holders of the shares to be redeemed, or (2) by depositing such sum in a bank or trust company as a trust fund, with irrevocable instructions and authority to the bank or trust company to give or complete the notice of redemption and to pay, on or after the date fixed for redemption, the redemption price on surrender of certificates evidencing the shares of Series A Convertible
Preferred Stock called for redemption. From and after the date fixed for redemption, (a) the shares shall be deemed to be redeemed, (b) such setting aside or deposit shall be deemed to constitute full payment of the shares, (c) the shares shall no longer be deemed to be outstanding, (d) the holders thereof shall cease to be shareholders with respect to such shares, and (e) the holders thereof shall have no rights with respect thereto, except the right to receive their proportionate shares of the fund set aside pursuant hereto or deposited upon surrender of their respective certificates. Any interest accrued on funds set aside pursuant hereto or deposited shall belong to the Company. If the holders of shares do not, within six (6) years after such deposit, claim any amount so deposited for redemption thereof, the bank or trust company shall upon demand pay over to the Company the balance of the funds so deposited, and the bank or trust company shall thereupon be relieved of all responsibility to such holders.

         7. Holders of the Series A Convertible Preferred Stock shall have no right to cause redemption of the Series A Convertible Preferred Stock by the Company.

         8. The holders of Series A Convertible Preferred Stock shall have the right to vote on all matters to come before a meeting of the Shareholders, at the rate of 100 votes per share. Holders of Series A Preferred Stock shall be entitled to receive notice of any meeting of shareholders of the Company at which they are entitled to vote.

          In addition, the holders of shares of Series A Convertible Preferred Stock, voting as a class, shall have the right to elect, by plurality vote, one member to the Company's Board of Directors from among those persons who shall be nominated by the holders of the Series A Convertible Preferred Stock by ballot addressed to such holders in advance of the Company's annual meeting of stockholders. The foregoing voting rights shall be in lieu of any other right to vote as class on any matter.

         9. Subject to and upon compliance with the provisions hereof, upon the occurrence of one of the events set forth below, and provided the Company's Certificate of Incorporation shall have been amended to authorize sufficient shares of Common Stock, each share of Series A Convertible Preferred Stock shall automatically be converted into shares of Common Stock (the "Common Stock") of the Company at a conversion rate of 100 shares of Common Stock for each one share of Series A Convertible Preferred Stock (referred to herein as the "Conversion Price"). The events giving rise to automatic conversion of the Series A Convertible Preferred Stock shall be the following:

          a. The sale of the Company of all or substantially all of its assets;

          b. The transfer of beneficial ownership (excluding any transfer to family members and affiliates or the original offer and sale of the Series A Convertible Preferred Stock) of shares comprising more than 50% of all shares outstanding;

          c. The merger or consolidation of the company in which the Company is not the surviving corporation;

          d.        The liquidation of the Company; or

          e. The arrival of the first anniversary date of the filing of this certificate,

         The Conversion Price and number of common shares issuable upon conversion shall be adjusted to take into account any and all increases or reductions in the number of shares of Common Stock outstanding which may have occurred since the date of issuance of the Series A Convertible Preferred Shares by reason of a split, share dividend, merger, consolidation, or other capital change or reorganization affecting the number of outstanding common shares so as fairly and equitably to preserve so far as reasonably possible the original conversion rights of the Series A Convertible Preferred Stock, and provided further that when such adjustment is required, no notice of redemption shall be given until such amendment and adjustment shall have been accomplished.

         Upon any conversion of all or a part of the outstanding shares of Series A Convertible Preferred Stock, the Series A Convertible Preferred Stock surrendered for conversion shall be canceled and returned to the status of authorized by unissued shares. Under no circumstances shall the Company be obligated to issue any fractional shares.

         In order to complete the conversion, the holders of Series A Preferred Stock shall present the shares to the Company at its office, all certificates representing the Series A Convertible Preferred Stock. Such notice shall also state the name or names (with the address or addresses) in which the certificate or certificates representing Common Stock which shall be issuable on such conversion shall be issued. As soon as practicable after the presentation of the shares of Series A Convertible Preferred Stock, the Company shall issue and shall deliver to the holder a certificate or certificates for the number of full shares of common stock issuable upon the conversion of Series A Convertible Preferred Shares (or portion hereof). Such conversion shall be deemed to have been effected immediately prior to the close of business on the date on which such notice shall have been received by the Company, and the shares of Series A Convertible Preferred Stock shall have been presented as aforesaid, and conversion shall be at the Conversion Price in effect at such time, and at such time the rights of the holder of the shares of Series A Convertible Preferred Stock are so converted) and the person or persons in whose name or names any certificate or certificates for Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the Common Stock represented thereby. Notwithstanding the holder's designation of names in which shares of Common Stock are to be issued, nothing contained in this Section shall permit the holders of the Series A Convertible Preferred Stock to make any transfer or assignment of its rights hereunder which is otherwise prohibited by the Series A Convertible Preferred Stock or by law.

                         LUCAS EDUCATIONAL SYSTEMS, INC.

                         2000 EMPLOYEE STOCK OPTION PLAN

                                1,500,000 Shares

                               ARTICLE I - GENERAL

1.1      Purpose of the Plan.

         The purpose of the Lucas Educational Systems, Inc. 2000 Employee Stock Option Plan (the "Plan") is to assist Lucas Educational Systems, Inc., a Delaware corporation (the "Company"), in securing and retaining Key Participants of outstanding ability by making it possible to offer them an increased incentive to join or continue in the service of the Company and to increase their efforts for its welfare through participation or increased participation in the ownership and growth of the Company.

1.2      Definitions.

                    (a) "Acceleration Event" means any event which in the opinion of the Board of Directors of the Company is likely to lead to changes in control of share ownership of the Company, whether or not such change in control actually occurs.

                    (b) "Award" means an Option granted to a Key Participant under the Plan.

                    (c) "Board of Directors" or "Board" means the Board of Directors of the Company.

                    (d) "Code" means the Internal Revenue Code of 1986, as amended.

                    (e) "Committee" means the committee referred to in Section 1.3.

                    (f) "Common Stock" means the Common Stock of the Company.

                    (g) "Fair Market Value" means the closing price of the shares on the principal trading market on which the Common Stock is primarily traded on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, as reported by NASDAQ. If at any time shares of Common Stock are not traded on an exchange or in the over-the-counter market, Fair Market Value shall be the value determined by the Board of Directors or Committee administering the Plan, taking into consideration those factors affecting or reflecting value which they deem appropriate.

                    (h) "Grantee" means a Key Participant to whom an Award is granted under the Plan.

                    (i) "Incentive Share" means a share of Common Stock awarded to a Key Participant under Article VI hereof on such terms as are determined by the Committee.

                    (j) "Incentive Share Agreement" means a written agreement in such form as the Board or Committee, as applicable, shall approve that evidences the terms and conditions of an award of Incentive Shares hereunder.

                    (k) "Incentive Stock Option" means an option to purchase shares of Common Stock which is intended to qualify as an incentive stock option as defined in Section 422 of the Code.

                    (l) "Key Participant" means any person, including officers, directors, employees, agents and consultants of the Company or any Subsidiary who are designated a Key Participant by the Board or Committee, as applicable, and is or is expected to be primarily responsible for the management, growth, or supervision of some part or all of the business of the Company. The power to determine who is and who is not a Key Participant is reserved solely for the Committee.

                    (m) "Nonqualified Stock Option" means an option to purchase shares of Common Stock which is not intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

                    (n)  "Option"   means  an   Incentive   Stock  Option  or  a
          Nonqualified Stock Option.

                    (o) "Optionee" means a Key Participant to whom an Option is granted under the Plan.

                    (p) "Parent" means any corporation which qualifies as a parent of a corporation under the definition of "parent corporation" contained in Section 425(e) of the Code.

                    (q) "Subsidiary" means any corporation which qualifies as a subsidiary of a corporation under the definition of "subsidiary corporation" contained in Section 425(f) of the Code.

                    (r) "Term" means the period during which a particular option may be exercised as determined by the Committee and as provided in the option agreement.

1.3      Administration of the Plan.

         The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors consisting solely of two or more Non-Employee Directors, as defined in Rule 16b-3 (see Section 1.10, below), or in the absence of an appointment of such a Committee, the full Board shall serve as the Committee. Subject to the control of the Board, and without limiting the control over decisions described in
         Section 1.7, the Committee shall have the power to interpret and apply the Plan and to make regulations for carrying out its purpose. More particularly, the Committee shall determine which Key Participants shall be granted Options and the terms of such grants. When granting Options, the Committee shall designate the Option as either an Incentive Stock Option or a Nonqualified Stock Option. Determinations by the Committee under the Plan (including, without limitation, determinations of the person to receive Awards, the form, amount and timing of such Awards, and the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated. In serving on the Committee, members thereof shall be considered to be acting in their capacity as members of the Board of Directors and shall be entitled to all rights of indemnification provided by the Bylaws of the Company or otherwise to members of the Board of Directors.

1.4      Shares Subject to the Plan.

         The total number of shares that may be purchased pursuant to Options under the Plan shall not exceed 1,500,000 shares of Common Stock. Shares subject to the Options which terminate or expire prior to exercise shall be available for future Awards under the Plan without again being charged against the limitation of 1,500,000 shares set forth above. Shares issued pursuant to the Plan may be either unissued shares of Common Stock or reacquired shares of Common Stock held in treasury.

1.5      Terms and Conditions of Options.

         All Options shall be evidenced by agreements in such form as the Committee shall approve from time to time subject to the provisions of
         Article  II  and  Article  III,  as  appropriate,   and  the  following
         provisions:

                  (a) Exercise. The Committee shall determine whether the Option shall be exercisable in full at any time during the Term or in cumulative or noncumulative installments during the Term.

                    (b) Termination of Employment or Contractor Relationship. An Optionee's Options shall expire on the expiration of the Term specified in Section 2.1 or 3.1 as the case may be, or upon the occurrence of such events as are specified in the agreement. In the event of exercise of the Option after termination of employment or contractor relationship, the Optionee may exercise the Option only with respect to the shares which could have been purchased by the Optionee at the date of such termination, and then only for a period of 90 days thereafter. However, the Committee may, but is not required to, waive any requirements made pursuant to Section 1.5(b) so that some or all of the shares subject to the Option may be exercised within the time limitation described in this subsection. An Optionee's employment or contractor relationship shall be deemed to terminate on the last date for which he receives a regular wage, salary or contract payment. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment or contractor relationship shall not occur where the Optionee transfers from the Company to one of its Subsidiaries or transfers from a Subsidiary to the Company.

                  (c) Death or Disability. Upon termination of an Optionee's employment or contractor relationship by reason of death or disability (as determined by the Committee consistent with the definition of Section 422(c)(7) of the Code), the Option shall expire on the earlier of the expiration of (i) the date specified in the Option which in no event shall be later than 12 months after the date of such termination, or (ii) the Term specified in Section 2.1 or 3.1 as the case may be. The Optionee or his successor in interest, as the case may be, may exercise the Option only as to the shares that could have been purchased by the Optionee at the date of his termination of employment. However, the Committee may, but is not required to, waive any requirements made pursuant to Section 1.5(b) so that some or all of the shares subject to the Option may be exercised within the time limitation described in this subsection.

                  (d) Payment. Payment for shares as to which an Option is exercised shall be made in such manner and at such time or times as shall be provided in the option agreement, including cash, Common Stock of the Company which was previously acquired by the Optionee, or any combination thereof. The Fair Market Value of the surrendered Common Stock as of the date of exercise shall be determined in valuing Common Stock used in payment for Options.

                  (e) Nontransferability. No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee.

                  (f) Additional Provisions. Each option agreement may contain such other terms and conditions not inconsistent with the provisions of the Plan, including the award of cash amounts, as the Committee may deem appropriate from time to time.

1.6      Stock Adjustments; Mergers.

                  (a) Generally. Notwithstanding Section 1.4, in the event the outstanding shares are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of any other corporation by reason of any merger, sale of stock, consolidation, liquidation, recapitalization, reclassification, stock split up, combination of shares, stock dividend, or transaction having similar effect, the total number of shares set forth in Section 1.4 shall be proportionately and appropriately adjusted by the Committee.

                  (b) Options.  Following a transaction  described in subsection
         (a) above, if the Company continues in existence, the number and kind of shares that are subject to any Option and the option price per share shall be proportionately and appropriately adjusted without any change in the aggregate price to be paid therefor upon exercise of the Option. If the Company will not remain in existence or substantially all of its voting Common Stock and Common Stock will be purchased by a single purchaser or group of purchasers acting together, then the Committee may (i) declare that all Options shall terminate 30 days after the Committee gives written notice to all Optionee's of their immediate right to exercise all Options then outstanding (without regard to limitations on exercise otherwise contained in the Options), or (ii) notify all Optionee's that all Options granted under the Plan shall apply with appropriate adjustments as determined by the Committee to the securities of the successor corporation to which holders of the numbers of shares subject to such Options would have been entitled, or
          (iii) take action that is some combination of aspects of (i) and (ii). The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding. Any fractional shares resulting from any of the foregoing adjustments under this section shall be disregarded and eliminated.

1.7      Acceleration Event.

         If an Acceleration Event occurs in the opinion of the Board of Directors, based on circumstances known to it, the Board of Directors may, but is not obligated to, direct the Committee to declare that any or all Options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective agreements granting any such Awards.

1.8      Notification of Exercise.

         Options shall be exercised by written notice directed to the Secretary of the Company at the principal executive offices of the Company. Such written notice shall be accompanied by any payment required pursuant to
         Section 1.5(d). Exercise by an Optionee's heir or the representative of his estate shall be accompanied by evidence of his authority to so act in form reasonably satisfactory to the Company.

1.9      Modification, Extension and Renewal of Awards.

         Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards or accept the surrender of outstanding Awards (to the extent not theretofore exercised) granted under the Plan or under any other plan of the Company or a Subsidiary, and authorize the granting of new
         Awards pursuant to the Plan in substitution therefor, and the substituted Awards may bear such different or additional terms and conditions as the Committee shall deem appropriate within the limitations of the Plan. Notwithstanding the foregoing, however, no modification of an Award shall, without the consent of the Grantee holding the Award, adversely affect the rights or obligations of such Grantee.

1.10.    Compliance with Rule 16b-3.

         It is intended that the provisions of the Plan and any Award shall comply in all respects with the terms and conditions of Rule 16b-3 under the Securities Exchange Act of 1934, as in effect on January 1, 1999 and as amended, or any successor provisions, as it relates to persons subject to the reporting requirements of Section 16(a) of such Act. Any agreement granting an Award shall contain such provisions as are necessary or appropriate to assure such compliance. To the extent that any provision hereof is found not to be in compliance with such rule as it relates to such Act, such provision shall be deemed to be modified so as to be in compliance with such rule, or if such modification is not possible, shall be deemed to be null and void, as it relates to such Grantee.

                      ARTICLE II - INCENTIVE STOCK OPTIONS

2.1      Terms of Incentive Stock Options.

         Each Incentive Stock Option granted under the Plan shall be exercisable only during a Term fixed by the Committee; provided, however, that the Term shall end no later than 10 years after the date the Incentive Stock Option is granted.

2.2      Limitation on Options.

         The aggregate Fair Market Value of Common Stock (determined at the time the Incentive Stock Option is granted) subject to Incentive Stock Options granted to a Key Participant under all plans of the Key Participant's employer corporation and its Parent or Subsidiary corporations and that become exercisable for the first time by such Key Participant during any calendar year may not exceed $100,000.

2.3      Special Rule for Ten Percent Shareholder.

         If at the time an Incentive Stock Option is granted, a participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of his employer corporation or of its Parent or any of its Subsidiaries, as determined using the attribution rules of Section 424(d) of the Code, then the terms of the Incentive Stock Option shall specify that the option price shall be at least 110% of the Fair Market Value of the stock subject to the Incentive Stock Option and such Incentive Stock Option shall not be exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

2.4      Interpretation.

         In interpreting this Article II of the Plan and the provisions of individual option agreements, the Committee and the Board shall be governed by the principles and requirements of Sections 421, 422 and 425 of the Code, and applicable Treasury Regulations.

                    ARTICLE III - NONQUALIFIED STOCK OPTIONS

3.1      Terms and Conditions of Options.

         In addition to the requirements of Section 1.5, each Nonqualified Stock Option granted under the Plan shall be exercisable only during a Term fixed by the Committee.

3.2      Section 83(b) Election.

         The Company recognizes that certain persons who receive Nonqualified Stock Options may be subject to restrictions regarding their right to trade Common Stock under applicable securities laws. Such may cause Optionee's exercising such Options not to be taxable under the provisions  of  Section  83(c)  of the  Code.  Accordingly,  Optionee's
         exercising such Nonqualified Stock Options may consider making an election to be taxed upon exercise of the Option under Section 83(b) of the Code and to effect such election will file such election with the Internal Revenue Service within thirty (30) days of exercise of the Option and otherwise in accordance with applicable Treasury Regulations.

                       ARTICLE IV - ADDITIONAL PROVISIONS

4.1      Stockholder Approval.

         The Plan shall be submitted for the approval of the stockholders of the Company at the first annual meeting of stockholders held subsequent to the adoption of the Plan and in all events within two years of its approval by the Board of Directors. If at said meeting the stockholders of the Company do not approve the Plan, the Plan shall terminate.

4.2      Compliance with Other Laws and Regulations.

         The Plan, the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable Federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to (a) the listing of such shares on any stock exchange on which the Common Stock may then be listed and (b) the completion of any registration or qualification or exemption of such shares under any Federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

4.3      Amendments.

         The Board of Directors may discontinue the Plan at any time, and may amend it from time to time, but no amendment, without approval by stockholders, may increase the total number of shares which may be issued under the Plan. Other than as expressly permitted under the Plan, no outstanding Award may be revoked or altered in a manner unfavorable to the Grantee without the consent of the Grantee.

4.4      No Rights As Shareholder.

         No Grantee shall have any rights as a shareholder with respect to any share subject to his or her Option prior to the date of issuance to him or her of a certificate or certificates for such shares.

4.5      Withholding.

         Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Grantee to remit to the Company an amount sufficient to satisfy any Federal, state or local withholding tax liability in such form as the Company may determine or accept in its sole discretion, including payment by surrender or retention of shares of Common Stock prior to the delivery of any certificate or certificates for such shares.

4.6      Continued Employment Not Presumed.

         This Plan and any document describing this Plan and the grant of any Award hereunder shall not give any Optionee or other Participant a right to continued employment or directorship by the Company or its Subsidiaries or affect the right of the Company or its Subsidiaries to terminate the employment or directorship of any such person with or without cause.

4.7      Effective Date; Duration.

         The Plan shall become effective as of the date of stockholder approval and shall expire ten years thereafter. No Awards may be granted under the Plan after the expiration date, but Awards granted on or before that date may be exercised according to the terms of the related agreements and shall continue to be governed by and interpreted consistent with the terms hereof.

                                    EXHIBIT E

                         LUCAS EDUCATIONAL SYSTEMS, INC.

                       2000 EXECUTIVE STOCK INCENTIVE PLAN

                                11,315,000 SHARES

                                    ARTICLE I

                                     GENERAL

1.1      Purpose of the Plan.

The purpose of the Lucas Educational Systems, Inc. 2000 Executive Stock Incentive Plan (the "Plan") is to assist Lucas Educational Systems, Inc., a Delaware corporation (the "Company") in securing and retaining key persons of outstanding ability to serve the Company as key executive personnel by making it possible to offer them an increased incentive to join or continue in the service of the Company and to increase their efforts for its welfare through participation or increased participation in the ownership and growth of the Company.

         1.2      Definitions.

                    (a) "Award" means a Restricted Stock Grant or an Option granted to a Participant under the Plan.


                    (b) "Board of Directors" or "Board" means the Board of Directors of the Company.


                    (c) "Code" means the Internal Revenue Code of 1986, as amended.


                    (d) "Common Stock" means the Common Stock of the Company.


                    (e) "Grantee" means a Participant to whom an Award is granted under the Plan.


                    (f) "Participant" means any person, including consultants and directors, who is designated a Participant and is or is expected to be instrumental in promoting the business of the Company.

                    (g) "Nonqualified Stock Option" means an option to purchase shares of Common Stock which is not intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

                    (h) "Option" means a Nonqualified Stock Option to purchase shares of Common Stock.


                    (i) "Optionee" means a Participant to whom an Option is granted under the Plan.


                    (j) "Parent" means any corporation which qualifies as a parent of a corporation under the definition of "parent corporation" contained in Section 425(e) of the Code.

                    (k) "Restricted Stock Grant" means an Award in the form of a grant of restricted common stock of the Company at a purchase price of $0.061 per Share, which may be paid by the recipient in cash or by the provision of services acceptable to the Board of Directors.

                    (l) "Subsidiary" means any corporation which qualifies as a subsidiary of a corporation under the definition of "subsidiary corporation" contained in Section 425(f) of the Code.

                    (m) "Term" means the period during which a particular option may be exercised as determined by the Committee and as provided in the option agreement.

1.3      Administration of the Plan.

         The Plan shall be administered by the Board of Directors. The Board shall have the power to interpret and apply the Plan and to make regulations for carrying out its purpose. More particularly, the Board shall determine which Participants shall be granted Options and the terms of such grants. Determinations by the Board under the Plan (including, without limitation, determinations of the person to receive Awards, the form, amount and timing of such Awards, and the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated. The Plan shall not be qualified under
         Section 423 of the Code.

1.4      Shares Subject to the Plan.

         The total number of shares that may be purchased pursuant to Awards under the Plan shall be 11,315,000 shares of Common Stock. Shares may be issued either under Nonqualified Stock Options or as Restricted Stock Grants.

1.5      Terms and Conditions of Options.

         All Options shall be evidenced by agreements in such form as the Committee shall approve from time to time subject to the provisions of
         Article  II  and  Article  III,  as  appropriate,   and  the  following
         provisions:

                    (a) Exercise Price. The exercise price of the Option shall be $0.061 per share, which is the price determined by the Board of Directors to be the fair market value of the Common Stock on the date hereof pursuant to an independent appraisal.

                    (b) Exercise. All options must be exercised, if at all, within the time set forth in the Employment Agreement or Option Agreement evidencing the Options.

                    (c) Termination. An Optionee's Option shall expire if not exercised by the Termination Date, or upon the occurrence of such events as are specified in the agreement.

                    (d) Death or Disability. Options under the Plan shall not terminate due to a Participant's death or disability.

                    (e) Payment. Payment for shares as to which an Option is exercised shall be made by each Participant in cash or in existing shares of common stock at their fair market value.

                    (f) Nontransferability. No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee.

                    (g) Additional Provisions. Each option agreement may contain such other terms and conditions not inconsistent with the provisions of the Plan, including the award of cash amounts, as the Committee may deem appropriate from time to time.

                    (h) Awards. Awards are hereby made to the following persons in the following amounts:



                Name              Shares               Type of Award*
--------------------------------------------------------------------------------
          Jeffrey R. Gullo      2,385,000          Restricted Stock Grant
          Jeffrey R. Gullo      5,430,000          Options
           Jerry R. Lucas       2,000,000          Options
           Jerry R. Lucas       1,500,000          Options that may be
                                                   granted if Company elects to
                                                   acquire certain intellectual
                                                   property rights

* All such Awards are defined in and made pursuant to Employment Agreements dated March 22, 2000 with such persons.

1.6      Stock Adjustments; Mergers.

                    (a) Generally. Notwithstanding Section 1.4, in the event the outstanding shares are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of any other corporation by reason of any merger, sale of stock, consolidation, liquidation, recapitalization, reclassification, stock split up, combination of shares, stock dividend, or transaction having similar effect, the total number of shares set forth in Section 1.4 shall be proportionately and appropriately adjusted.

                    (b) Options. Following a transaction described in subsection
          (a) above, if the Company continues in existence, the number and kind of shares that are subject to any Option and the option price per share shall be proportionately and appropriately adjusted without any change in the aggregate price to be paid therefor upon exercise of the Option. If the Company will not remain in existence or substantially all of its voting Common Stock and Common Stock will be purchased by a single purchaser or group of purchasers acting together, then the Company may (i) declare that all Options shall terminate 30 days after the Company gives written notice to all Optionee's of their immediate right to exercise all Options then outstanding (without regard to limitations on exercise otherwise contained in the Options), or (ii) notify all Optionee's that all Options granted under the Plan shall apply with appropriate adjustments as determined by the Company to the securities of the successor corporation to which holders of the numbers of shares subject to such Options would have been entitled, or
          (iii) take action that is some combination of aspects of (i) and (ii). The determination by the Company as to the terms of any of the foregoing adjustments shall be conclusive and binding. Any fractional shares resulting from any of the foregoing adjustments under this section shall be disregarded and eliminated.

1.7      Notification of Exercise.

     Options shall be exercised by written notice directed to the Secretary of the Company at the principal executive offices of the Company. Such written notice shall be accompanied by any payment required pursuant to Section 1.5(e). Exercise by an Optionee's heir or the representative of his estate shall be accompanied by evidence of his authority to so act in form reasonably satisfactory to the Company.

1.8  Modification, Extension and Renewal of Awards.

     Subject to the terms and conditions and within the limitations of the Plan, the Company may modify, extend or renew outstanding Awards or accept the surrender of outstanding Awards (to the extent not theretofore exercised) granted under the Plan or under any other plan of the Company or a Subsidiary, and authorize the granting of new
     Awards pursuant to the Plan in substitution therefor, and the substituted Awards may bear such different or additional terms and conditions as the Company shall deem appropriate within the limitations of the Plan. Notwithstanding the foregoing, however, no modification of an Award shall, without the consent of the Grantee holding the Award, adversely affect the rights or obligations of such Grantee.

1.9.     Compliance with Rule 16b-3.


     It is intended that the provisions of the Plan and any Award shall comply in all respects with the terms and conditions of Rule 16b-3 under the Securities Exchange Act of 1934, as in effect on March 1, 2000 and as amended, or any successor provisions, as it relates to persons subject to the reporting requirements of Section 16(a) of such Act. To the extent that any provision hereof is found not to be in compliance with such rule as it relates to such Act, such provision shall be deemed to be modified so as to be in compliance with such rule, or if such modification is not possible, shall be deemed to be null and void, as it relates to such Grantee.

                                   ARTICLE II

                              ADDITIONAL PROVISIONS

2.1  Board Approval.

     The Plan has been approved by the unanimous consent of the Board of Directors of the Company.

2.2  Compliance with Other Laws and Regulations.

     The Plan, the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable Federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to (a) the listing of such shares on any stock exchange on which the Common Stock may then be listed and (b) the completion of any registration or qualification or exemption of such shares under any Federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. The Company shall file a Form S-8 registration statement to register the Common Stock issued under the Plan and any resales thereof as soon as the Company becomes eligible for the use of Form S-8. Each Participants shall be required to execute a Subscription Agreement in the form of Exhibit A attached hereto.

2.3  Amendments.

     The Board of Directors may discontinue the Plan at any time, and may amend it from time to time, but no amendment, without approval by stockholders, may (a) increase the total number of shares which may be issued under the Plan or to any individual under the Plan, (b) reduce the Option price for shares which may be purchased pursuant to Options under Articles II or III of the Plan, (c) extend the period during which Awards may be granted, or
     (d) change the class of employees to whom Awards may be granted, except as provided in Section 1.6. Other than as expressly permitted under the Plan, no outstanding Award may be revoked or altered in a manner unfavorable to the Grantee without the consent of the Grantee.

2.4  No Rights As Shareholder.

     No Grantee shall have any rights as a shareholder with respect to any share subject to his or her Option prior to the date of issuance to him or her of a certificate or certificates for such shares.

2.5  Withholding.

     Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Grantee to remit to the Company an amount sufficient to satisfy any Federal, state or local withholding tax liability in such form as the Company may determine or accept in its sole discretion, including payment by surrender or retention of shares of Common Stock prior to the delivery of any certificate or certificates for such shares.

2.6  Effective Date; Duration.

     The Plan shall become effective as of March 24, 2000 pursuant to Board of Director approval received effective such date and shall be submitted for ratification by the Stockholders at the next annual meeting of stockholders.